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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            RANGER GOVERNANCE, LTD.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                               EXPLANATORY NOTE

     Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.



Table of Contents
-----------------

Ranger letter to Computer Associates' Stockholders            Item 1



Content of Item 1
-----------------

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                               RangerGovernance

                   Attention Computer Associates Shareholders


                             TIME IS OF THE ESSENCE
                             ----------------------



  Enclosed is a GREEN PROXY CARD. If you have not voted your shares or if you have returned a white proxy and wish to vote for the Ranger nominees, it is very important that your vote arrives promptly in order for your shares to be represented for Ranger at the upcoming annual meeting.

  In order to ensure that your vote arrives in time; please have your proxy mailed by Saturday, August 25th. If you are not able to return your proxy by Saturday and you still wish to vote,


          Call John Dacles or John Ferguson at Morrow & Co., Inc. at:


                                 1-800-654-2468

                  to receive assistance in voting your shares.


   Please remember only your latest dated proxy counts.  If you have already returned a white proxy card, you have every right to change your vote by returning the GREEN PROXY CARD today.